Exhibit 99.2

2 Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement, executive orders, and changes in foreign policy; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, and future monetary policies of the Federal Reserve and executive orders in response thereto, and possible recession; credit risk and risks from concentrations (including by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including commercial real estate (“CRE”) loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the “SEC”) or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; rapid technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequence to us and our customers, including the development and implementation of tools incorporating artificial intelligence; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war, military conflicts, or terrorism, changes in foreign relations, or other adverse external events, including the wars in Iran and Ukraine, and other international military conflicts; the impact of the current partial shutdown of the federal government and possible future shutdowns; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of First Minnetonka City Bank (“FMCB”) and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believes that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

1Q26 Earnings Highlights

Bridgewater Bancshares, Inc.

	Diluted EPS	Return on Average Assets	Return on Avg. Tangible Common Equity[1]	Efficiency Ratio[1]	Nonperforming Assets to Total Assets
Reported	$0.58	1.35%	15.13%	56.3%	0.22%
Adjusted[1]	$0.41	0.98%	10.72%	53.8%	

Net Interest Income Growth and NIM Expansion

- Net interest income increased $960K, or 10.9% annualized, from 4Q25, despite average interest earnings assets declining $185M
- Net interest margin (NIM) of 2.99%, up 24 bps from 4Q25; core NIM[1] of 2.86%, up 24 bps from 4Q25
- Cost of total deposits of 2.79%, down 18 bps from 4Q25

Enhanced Balance Sheet Efficiency

- Loan balances increased $59M, or 5.5% annualized, from 4Q25
- Deposit balances decreased $15M, or 1.4% annualized, from 4Q25; core deposit[2] balances increased $26M, or 3.2% annualized
- Improved forward profitability through the sale of $208.5M of securities at a $7.3M pre-tax gain and prepayment of $97.5M of FHLB advances

Strong Asset Quality Profile

- Annualized net charge-offs to average loans of 0.05%, down from 0.11% in 4Q25
- Nonperforming assets to total assets of 0.22%, down from 0.41% in 4Q25
- Well-reserved with allowance to total loans of 1.31%, in-line with December 31, 2025

Focus on Creating Shareholder Value

- Book value per share of $16.60, up 9.2% annualized from 4Q25
- Tangible book value per share[1] of $15.93, up 9.9% annualized from 4Q25; up 14.7% from 1Q25
- Common Equity Tier 1 Ratio of 9.53%, up from 9.17% at December 31, 2025
- Launched an at-the-market (ATM) offering in February 2026 for the sale from time-to-time of up to $50M of common stock

Non-Core Items

- Sold $208.5M of securities for a pre-tax gain of $7.3M
- FHLB prepayment fee of $982K

[1] Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation
[2] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

3

Consistent Tangible Book Value Per Share Outperformance

Bridgewater Bancshares, Inc.

Tangible Book Value Per Share[1] Growth Resumed in 2025 Following the Acquisition of First Minnetonka City Bank in 4Q24



252%
99%
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
BWB
Peer Bank Average[2]

[1] Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation
[2] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2025 with growth rate through 4Q25 (Source: S&P Capital IQ)

4

5 Enhancing Balance Sheet Efficiency Prepayment of FHLB Advances Sale of Municipal Bonds Sale of Treasuries 1Q26 Actions to Improve Forward Profitability While Generating a Gain on Sales of Securities Rationale Net Impact • Sold $146.5M of treasuries and unwound related derivatives • Resulted in a net pre-tax gain of $1.2M • Weighted average yield of 4.24% • Prepaid $97.5M of FHLB advances • Prepayment fee of $982K impacted noninterest expense in 1Q26 • Weighed average rate of 4.08% • Sold $62.0M of municipal bonds and unwound the related swaps • Resulted in a net pre-tax gain of $6.1M • Weighted average tax-equivalent yield of 5.18% • Sold $208.5M of securities • Pre-tax gain on sales of securities of $7.3M • Prepaid $97.5M of FHLB advances • FHLB prepayment expense of $982K • Opportunistically capitalize on interest rate volatility to enhance balance sheet efficiency and drive current and future earnings • Support future NIM expansion by repricing assets higher and repricing funding lower • Sell securities at a gain and redeploy capital into higher-yielding loans going forward • Reduce higher cost borrowings used to fund securities • Bolster capital levels

NIM Expansion and Net Interest Income Growth

BRIDGEWATER BANCSHARES, INC.

Net Interest Income and Margin Trends



2.51%
2.62%
2.63%
2.75%
2.99%
2.37%
2.49%
2.52%
2.62%
2.86%
$30,208
$32,452
$34,091
$35,687
$36,647
$965
$618
$488
$595
$346
$719
$1,019
$966
$1,041
$1,257
$28,524
$30,815
$32,637
$34,051
$35,044
1Q25
2Q25
3Q25
4Q25
1Q26
Purchase Accounting Accretion (PAA)
Loan Fees
Core Net Interest Income
Net Interest Margin[1]
Core Net Interest Margin[1,2]

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%

[2] Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation

Dollars in thousands

Net Interest Margin Roll-forward



2.75%
0.02%
(0.02)%
0.21%
0.08%
0.08%
(0.11)%
(0.02)%
0.00%
2.99%
Core NIM[2] up 24 bps
NIM (4Q25)
Loan Fees
Purchase Accounting Accretion
Deposits
Loans
FHLB Advances
Investments
Cash
Other
NIM (1Q26)

1Q26 Net Interest Income / Net Interest Margin Commentary

Net Interest Income

- Net interest income growth of 3% from 4Q25, driven by strong net interest margin expansion
- Average interest earnings assets declined $185M from 4Q25

Net Interest Margin

- NIM increased 24 bps in 1Q26
  - Lower deposit costs and higher loan yields following 4Q25 rate cuts
  - Higher loan fees related to continued loan payoff activity
  - Positive impact from balance sheet efficiency actions in 1Q26
- Expect slow NIM expansion over the near-term

6

7 Lower Deposit Costs and Higher Loan Yields Drive NIM Expansion $3,322 $3,344 $3,517 $3,447 $3,356 $767 $774 $793 $855 $835 $448 $505 $519 $558 $470 $4,537 $4,623 $4,829 $4,860 $4,661 3.17% 3.19% 3.25% 3.07% 2.90% 1Q25 2Q25 3Q25 4Q25 1Q26 $3,899 $4,065 $4,133 $4,240 $4,337 5.61% 5.74% 5.79% 5.78% 5.81% 5.50% 5.59% 5.66% 5.63% 5.66% 1Q25 2Q25 3Q25 4Q25 1Q26 $4,089 $4,119 $4,311 $4,301 $4,191 3.18% 3.16% 3.19% 2.97% 2.79% 1Q25 2Q25 3Q25 4Q25 1Q26 Core Loan Yield2 $804 $767 $813 $819 $626 4.79% 4.86% 5.18% 4.93% 4.73% 1Q25 2Q25 3Q25 4Q25 1Q26 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Funds Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation Dollars in millions Loan Yields Reprice Higher Deposit Costs Decline Following Recent Rate Cuts Sold $209M of Securities in 1Q26 for a Gain of $7.3M Total Funding Costs Decline

8 Strong Revenue and Profitability Trends Continue PPNR ROA1 $30,208 $32,452 $34,091 $35,687 $36,647 $2,079 $3,627 $2,061 $3,148 $9,564 $32,287 $36,079 $36,152 $38,835 $46,211 1Q25 2Q25 3Q25 4Q25 1Q26 $14,150 $16,363 $16,137 $18,517 $16,790 $9,633 $11,520 $11,601 $13,334 $17,406 1.13% 1.27% 1.19% 1.35% 1.30% 1.18% 1.31% 1.23% 1.38% 1.37% 0.77% 0.90% 0.86% 0.97% 1.35% 0.80% 0.88% 0.88% 0.99% 0.98% 1Q25 2Q25 3Q25 4Q25 1Q26 PPNR Net Income 1 ROA 1 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation Dollars in thousands 1Q26 noninterest income included a $7.3M net gain on sales of securities Adj. PPNR ROA1 Adj. ROA1 Pre-Provision Net Revenue (PPNR)1 Growth Strong Revenue Growth Trends Net Interest Income Noninterest Income Swap Fees $ 42 $ 938 $ -- $651 $240

$11,339 $11,363 $12,215 $12,413 $13,492 $1,234 $1,274 $1,266 $1,171 $1,375 $1,590 $1,596 $1,610 $1,614 $1,678 $911 $1,043 $1,261 $1,404 $1,196 $2,497 $3,125 $3,074 $3,290 $3,447 $565 $540 $530 $346 $982 $18,136 $18,941 $19,956 $20,238 $22,170 1Q25 2Q25 3Q25 4Q25 1Q26 9 A Highly Efficient Business Model 1.41% 1.43% 1.43% 1.45% 1.64% 0.04% 0.04% 0.04% 0.03% 0.07% 1.45% 1.47% 1.47% 1.48% 1.71% 55.5% 52.6% 54.7% 51.6% 56.3% 53.7% 51.5% 53.2% 50.7% 53.8% 1Q25 2Q25 3Q25 4Q25 1Q26 Adjusted NIE / Avg. Assets2 Adjusted Efficiency Ratio3 Peer median efficiency ratio of 56%1 in 4Q25 Expect to grow NIE in-line with asset growth over time Salary and Employee Benefits Occupancy Technology Professional and Consulting 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2025 (Source: S&P Capital IQ) 2 Annualized 3 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation Dollars in thousands Other Adjustment Factors / Avg. Assets2 Efficiency Ratio3 Non-Core Items Adjusted Efficiency Ratio Consistently Better Than Peer Median Well Managed Expense Growth

10 Continued Core Deposit Momentum 19% 19% 19% 21% 19% 20% 19% 20% 21% 21% 33% 34% 33% 32% 35% 8% 8% 8% 7% 5% 20% 20% 20% 19% 20% $4,162 $4,237 $4,293 $4,320 $4,306 1Q25 2Q25 3Q25 4Q25 1Q26 Interest-Bearing Transaction Noninterest-Bearing Transaction Time Savings & Money Market Brokered • 1Q26 deposits declined $15M, or 1.4% annualized (up 3.4% YoY) • 1Q26 core deposit1 growth of $26M, or 3.2% annualized (up 6.5% YoY) • Core deposit growth continued while brokered deposit and CD balances declined on combined basis YoY • Deposit balances tend to be seasonally lower early in the year Strong Core Deposit Growth Trends Support Loan Growth Outlook 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions Positive Core Deposit1 Growth Momentum Over Time $2,890 $217 $3,107 $3,170 $3,186 $3,279 $3,351 $3,377 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Improving Deposit Mix Core Deposits Acquired Core Deposits1

11 Robust Loan Growth Trends Continue $4,020 $4,146 $4,215 $4,310 $4,368 1Q25 2Q25 3Q25 4Q25 1Q26 Gross Loans Dollars in millions • 1Q26 loan growth of $59M, or 5.5% annualized (8.7% YoY) • Loan demand and pipeline returned to near three-year highs • Continued to see growth opportunities related to M&A disruption • Loan-to-deposit ratio of 101.5%, within the 95% to 105% target range Loan Growth Aligning With Expectations Near-term loan growth will depend on a variety of factors, including: • Market and economic conditions – economic uncertainty including the interest rate environment • Loan demand – M&A disruption and strong pipelines to support near-term growth, but economic uncertainty and increased competition could impact demand going forward • Loan payoffs and paydowns – pace of loan payoffs will continue to impact loan growth • Core deposit growth – pace of core deposit growth will be a governor on loan growth as we look to remain within our target loan-to-deposit ratio range Loan Growth Outlook Proven Track Record of Generating Robust Loan Growth

12 Strong Loan Origination and Payoff Activity Strong Loan Pipeline Translating into New Originations $221 $217 $132 $242 $191 $49 $58 $61 $82 $98 $270 $275 $193 $324 $289 1Q25 2Q25 3Q25 4Q25 1Q26 New Originations Advances Elevated Loan Payoff Activity $86 $122 $76 $183 $151 $55 $45 $48 $77 $63 $141 $167 $124 $260 $214 1Q25 2Q25 3Q25 4Q25 1Q26 Payoffs Amortization/Paydowns Dollars in millions $4,310 $(16) $4,368 $191 $98 $(151) $(63) $(1) Gross Loans (4Q25) New Originations Advances Payoffs Amort. / Paydowns Net Revolving Lines of Credit Charge-Offs Gross Loans (1Q26) 1Q26 Loan Growth Roll-forward

13 Well-Diversified Loan Portfolio with Multifamily Expertise $(8) $(2) $(1) $(1) $2 $3 $20 $46 Dollars in millions CRE NOO 27.1% Multifamily 36.4% C&D 5.9% 1-4 Family Mortgage 11.2% CRE OO 4.3% C&I 13.6% Leases 1.0% Consumer & Other 0.5% Loan Mix by Type $4.4 Billion • Strong C&I growth in 1Q26 driven by activity in real estate-related C&I • Remain comfortable with the diversity of the loan portfolio, including CRE and multifamily concentrations, given portfolio performance and expertise 1Q26 Loan Growth by Type (vs. 4Q25) Multifamily 1-4 Family Mortgage Construction and Development C&I CRE Nonowner Occupied CRE Owner Occupied Consumer & Other Leases National Affordable Housing Expertise • $708M affordable housing portfolio • Balances spread across multifamily ($492M), C&I ($163M) and construction and development ($53M) • Growth of $57M, or 35% annualized, during 1Q26 primarily in the C&I and multifamily portfolios • 34% of the portfolio located outside of Minnesota

14 Asset Quality Remains Strong 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2025 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands $11 $1 $275 $1,197 $516 0.00% 0.00% 0.03% 0.11% 0.05% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Charge-Offs NCOs remain at relatively low levels Net Charge-offs (recoveries) % of Average Loans (annualized) $53,766 $55,765 $56,390 $56,443 $57,277 1.34% 1.35% 1.34% 1.31% 1.31% 1Q25 2Q25 3Q25 4Q25 1Q26 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.18%1 Allowance for Credit Losses % of Gross Loans $10,290 $10,134 $9,991 $22,034 $11,715 0.20% 0.19% 0.19% 0.41% 0.22% 1Q25 2Q25 3Q25 4Q25 1Q26 Nonperforming Assets2 1Q26 resolution to loan moved to nonaccrual in 4Q25 NPAs % of Assets

15 Stable Levels of Watch/Special Mention and Substandard Multifamily 66.1% CRE NOO 5.4% CRE OO 18.7% C&I 9.4% 1-4 Family 0.4% $48 Million Watch/Special Mention List Loans Substandard Loans C&I 24.1% CRE NOO Office 20.1% CRE NOO Hotels 6.6% CRE NOO Retail 4.3% CRE NOO Other 6.0% Multifamily 29.3% CRE OO 4.0% 1-4 Family 2.9% Other 2.7% $43 Million Watch/Special Mention Characteristics Loan Balances Outstanding $47,681 % of Total Loans, Gross 1.1% Number of Loans 15 Average Loan Size $3,179 % of Bank Risk-Based Capital 7.2% Substandard Characteristics Loan Balances Outstanding $43,074 % of Total Loans, Gross 1.0% Number of Loans 22 Average Loan Size $1,958 % of Bank Risk-Based Capital 6.5% $38,346 $53,282 $40,642 $47,823 $47,681 1Q25 2Q25 3Q25 4Q25 1Q26 $31,587 $44,986 $58,074 $52,956 $43,074 1Q25 2Q25 3Q25 4Q25 1Q26 Dollars in thousands

16 Strong Capital Position to Support Growth 9.10% 9.14% 9.02% 9.20% 9.89% 9.03% 9.03% 9.08% 9.17% 9.53% 13.62% 14.17% 14.12% 14.12% 14.48% 7.48% 7.40% 7.71% 8.01% 8.34% 1Q25 2Q25 3Q25 4Q25 1Q26 Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Building Capital Ratios Tangible Common Equity Ratio1 1 Represents a non-GAAP financial measure. See Appendix for non-GAAP reconciliation Recent Capital Actions • Launched an at-the-market (ATM) offering in February 2026 for the sale from time-to-time of up to $50M of common stock • No shares sold in 1Q26 • $13.1M remaining under current share repurchase authorization as of March 31, 2026 • No share repurchases in 1Q26 Capital Allocation Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital Review and evaluate M&A opportunities that complement BWB’s business model Have not historically paid a common stock dividend given loan growth opportunities

17 Near-Term Expectations • High single digit loan growth over the course of 2026, dependent on the pace of core deposit growth • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Slow NIM expansion over the near-term • Dependent on changes in interest rates and shape of the yield curve (assumes no rate cuts in 2026) • Continued net interest income growth due to NIM expansion and loan growth outlook Net Interest Margin • Noninterest expense growth in line with asset growth over time • Continued investments in people and technology initiatives • Alignment of provision expense with loan growth and overall asset quality Expenses • Maintain stable capital levels in the current environment given the stronger growth outlook • Opportunistic and nimble approach to capital, focused on enhancing shareholder value and supporting the balance sheet, whether as a purchaser or issuer Capital Levels

18 2026 Strategic Priorities Optimize Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Expand Reach of the Affordable Housing Vertical Leverage Technology to Support Business Growth • Leverage elevated loan demand and pipelines to drive organic loan growth • Continue to align loan growth with core deposit growth over time • Drive NIM expansion in the lower interest rate environment • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Take local deposit and loan market share by being the bank-of-choice for clients wanting to bank local in the Twin Cities • Expand expertise and capacity across targeted verticals, such as affordable housing, women business leaders, nonprofits, and SBA • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Evaluate M&A opportunities that support our business model and growth outlook • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Enhance our national presence as an affordable housing lender while building infrastructure for long-term growth • Expand and enhance perm product offering to drive additional loan and swap fee income • Continue to earn strong core deposits through affordable housing transactions • Leverage recent technology investments to support growth and enhance workflow efficiencies • Develop AI strategies to enhance operational efficiencies, strengthen client relationships, and empower team members • Modernize core banking for scalable growth with open architecture and easy access to third party services • Expand investment in digital products to improve the client experience Year-to-Date Progress (1Q26) • NIM expansion of 24 bps • Low levels of net charge-offs and nonperforming assets • Loan growth of 5.5% annualized • Core deposit1 growth of 3.2% annualized • Affordable housing balances up $57M, or 35% annualized • Completing foundational work to help support AI implementation 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

19 APPENDIX

Interest Rate Sensitivity

Bridgewater Bancshares, Inc.

Estimated Change in NII From Immediate Interest Rate Shocks

Liability-sensitive balance sheet well positioned for lower interest rates and a steepening yield curve

	1Q25	2Q25	3Q25	4Q25	1Q26
+200 bps	(5.3)%	(2.4)%	(4.9)%	(2.8)%	(2.2)%
+100 bps	(2.7)%	(1.3)%	(2.7)%	(1.4)%	(1.1)%
-100 bps	+4.0%	+3.1%	+4.4%	3.7%	4.6%
-200 bps	+8.8%	+7.2%	+10.5%	9.4%	12.2%

Loan Portfolio Considerations

- Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve
- Loan portfolio to reprice higher even in a rates-down environment given larger fixed-rate portfolio and smaller variable-rate portfolio
- $750M of fixed- and adjustable-rate loans scheduled to reprice over the next year
- Leveraged prepayment penalties on new loan originations to help maintain benefit of higher rates over time

Funding Considerations

- Deposit base is more sensitive to changing interest rates
- Strong momentum in core deposit growth since March 2023
- Continue to supplement core deposits with wholesale funding to support loan growth over time
- Brokered deposits generally include call options to protect net interest margin as interest rates decline

Funding Mix Repricing Lower Following Recent Rate Cuts

- $1.9B of funding tied to short-term rates, including $1.5B of immediately-adjustable deposits and $0.4B of derivative hedging
- $553M of other repricing opportunities, including time deposit maturities over the next 12 months and callable brokered deposits with rates over 4.00%

20

Well Positioned to Benefit in a Rates-Down Environment

BRIDGEWATER BANCSHARES, INC.

Loan Portfolio Mix



Adjustable, 12%
Variable, 23%
Fixed, 65%

Increasing Variable-Rate Mix



15%
17%
68%
15%
18%
67%
14%
19%
67%
13%
22%
65%
12%
23%
65%
1Q25
2Q25
3Q25
4Q25
1Q26
Fixed
Variable
Adjustable

Fixed-Rate Portfolio ($2.8B)

Years to Maturity



$644
23%
$503
18%
$499
18%
$403
14%
$411
14%
$382
13%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
5.73%
5.63%
5.33%
5.88%
5.70%
4.38%

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- **$644M** of fixed-rate loans maturing over the next year, with a weighted average yield of **5.73%**

Variable-Rate Portfolio ($1.0B)

Variable-Rate Loan Floors



7%
$45
$55
8%
$181
27%
$341
50%
$55
8%
Below 4%
4%-5%
5%-6%
6%-7%
Above 7%

- Smaller variable-rate portfolio limits immediate repricing pressure in a rates-down environment
- 66% of variable-rate portfolio have rate floors, with 85% of the floors at or above 5%
- 96% of variable-rate loans are currently tied to SOFR or Prime

Adjustable-Rate Portfolio ($516M)

Adjustable-Rate Repricing/Maturity Schedule



$106
21%
$111
22%
$84
16%
$90
17%
$53
10%
$72
14%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
3.86%
4.79%
4.54%
6.00%
6.25%
4.62%

- Adjustable-rate loans likely to reprice higher, even in a rates-down environment
- **$106M** of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of **3.86%**

Dollars in millions
Data as of March 31, 2026

21

Managing Multifamily and Office-Related Risk

BRIDGEWATER BANCSHARES, INC.

Strong Multifamily Track Record

Loan Balances	Average Loan Size	Weighted Average LTV	NCOs (since 2005)
$1.6B	$3.0M	68%	$62K

Well-Managed CRE NOO Office Portfolio[1] With Limited CBD Exposure

Percent of Total Loans	Average Loan Size	Weighted Average LTV
5.4%	$2.4M	62%

Multifamily Lending Focus in Stable Twin Cities Market

- Bank of choice in the Twin Cities with expertise and differentiated service model
- Greater tenant diversification compared to other asset classes
- Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth
- Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing

CRE NOO Office by Geography


Out-of-State (non-CBD) 1%
Greater MN 1%
Minneapolis -St. Paul (non-CBD) 19%
$238M
Minneapolis-St. Paul (CBD) 12%
Twin Cities Suburban 67%

- Majority of CRE NOO office exposure in the Twin Cities suburbs
- Only 4 loans totaling $28M located in Minnesota CBDs
- Only 3 loans totaling $2M outside of Minnesota (non-CBD), consisting of projects for existing local clients

[1] Excludes NOO medical office of $43 million
Data as of March 31, 2026

22

23 High Quality Securities Portfolio See Quarterly Peer Bank Financial Review AAA 27% AA 44% A 4% BBB 9% BB 0% NR 16% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(37,806) $(20,396) $19,389 $15,606 $(11,359) $(5,780) 1Q25 1Q26 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 6.2 years • Average securities portfolio yield of 4.73% • AOCI / Total Risk-Based Capital of (0.9)% vs. peer bank median of (3.4)%2 1 Includes the tax-effected impact of $4,581 in 1Q25 and $2,331 in 1Q26 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of December 31, 2025 (Source: S&P Capital IQ) 33% 36% 31% 31% 40% 15% 15% 29% 31% 35% 17% 18% 13% 12% 17% 23% 20% 18% 19% 12% 11% 9% 7% 8% $765 $744 $826 $776 $567 1Q25 2Q25 3Q25 4Q25 1Q26 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) Other

24 Ample Liquidity and Borrowing Capacity 11.9% 12.4% 12.5% 11.5% 12.4% 34.0% 32.7% 32.1% 35.0% 36.1% $2,357 $2,384 $2,393 $2,510 $2,586 1Q25 2Q25 3Q25 4Q25 1Q26 1 Excludes $107M of pledged securities at March 31, 2026 Dollars in millions Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.2x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 12/31/2022 3/31/2026 Change Cash and Cash Equivalents $ 4 8 $ 202 $ 154 Unpledged Securities1 549 460 (89) FHLB Capacity 391 785 394 FRB Discount Window 158 882 724 Unsecured Lines of Credit 208 220 12 Secured Line of Credit 26 3 7 11 Total $ 1,380 $ 2,586 $ 1,206 Available Balance

Reconciliation of Non-GAAP Financial Measures

Bridgewater Bancshares, Inc.

	As of and for the quarter ended,				
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Pre-Provision Net Revenue:					
Noninterest Income	$ 2,079	$ 3,627	$ 2,061	$ 3,148	$ 9,564
Less: (Gain) Loss on Sales of Securities	(1)	(474)	(59)	(80)	(7,251)
Less: FHLB Advance Prepayment Income	-	(301)	-	-	-
Total Operating Noninterest Income	2,078	2,852	2,002	3,068	2,313
Plus: Net Interest Income	30,208	32,452	34,091	35,687	36,647
Net Operating Revenue	$ 32,286	$ 35,304	$ 36,093	$ 38,755	$ 38,960
Noninterest Expense	$ 18,136	$ 18,941	$ 19,956	$ 20,238	$ 22,170
Total Operating Noninterest Expense	$ 18,136	$ 18,941	$ 19,956	$ 20,238	$ 22,170
Pre-provision Net Revenue	$ 14,150	$ 16,363	$ 16,137	$ 18,517	$ 16,790
Plus: Non-Operating Revenue Adjustments	1	775	59	80	7,251
Less: Provision for Credit Losses	1,500	2,000	1,100	1,450	1,200
Less: Provision for Income Taxes	3,018	3,618	3,495	3,813	5,435
Net Income	$ 9,633	$ 11,520	$ 11,601	$ 13,334	$ 17,406
Average Assets	$ 5,071,446	$ 5,162,182	$ 5,372,443	$ 5,438,555	$ 5,242,761
Pre-Provision Net Revenue Return on Average Assets	1.13%	1.27%	1.19%	1.35%	1.30%
Adjusted Pre-Provision Net Revenue:					
Net Operating Revenue	$ 32,286	$ 35,304	$ 36,093	$ 38,755	$ 38,960
Noninterest Expense	$ 18,136	$ 18,941	$ 19,956	$ 20,238	$ 22,170
Less: Merger-related Expenses	(565)	(540)	(530)	(346)	-
Less: FHLB Prepayment Income	-	-	-	-	(982)
Adjusted Total Operating Noninterest Expense	$ 17,571	$ 18,401	$ 19,426	$ 19,892	$ 21,188
Adjusted Pre-Provision Net Revenue	$ 14,715	$ 16,903	$ 16,667	$ 18,863	$ 17,772
Adjusted Pre-Provision Net Revenue Return on Average Assets	1.18%	1.31%	1.23%	1.38%	1.37%
Core Net Interest Margin					
Net Interest Income (Tax-equivalent Basis)	$ 30,464	$ 32,770	$ 34,614	$ 36,447	$ 37,395
Less:					
Loan Fees	(719)	(1,019)	(966)	(1,041)	(1,257)
Purchase Accounting Accretion:					
Loan Accretion	(342)	(425)	(380)	(546)	(324)
Bond Accretion	(578)	(152)	(89)	(33)	(22)
Bank-Owned Certificates of Deposit Accretion	(7)	(4)	(6)	(16)	-
Deposit Certificates of Deposit Accretion	(38)	(37)	(13)	-	-
Total Purchase Accounting Accretion	(965)	(618)	(488)	(595)	(346)
Core Net Interest Income (Tax-equivalent Basis)	$ 28,780	$ 31,133	$ 33,160	$ 34,811	$ 35,792
Average Interest Earning Assets	$ 4,928,283	$ 5,019,058	$ 5,223,139	$ 5,264,700	$ 5,079,430
Core Net Interest Margin	2.37%	2.49%	2.52%	2.62%	2.86%

	As of and for the quarter ended,				
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
Core Loan Yield					
Loan Interest Income (Tax-Equivalent Basis)	$ 53,979	$ 58,122	$ 60,317	$ 61,746	$ 62,102
Less:					
Loan Fees	(719)	(1,019)	(966)	(1,041)	(1,257)
Loan Accretion	(342)	(425)	(380)	(546)	(324)
Core Loan Interest Income	$ 52,918	$ 56,678	$ 58,971	$ 60,159	$ 60,521
Average Loans	$ 3,899,258	$ 4,064,540	$ 4,132,987	$ 4,239,936	$ 4,336,869
Core Loan Yield	5.50%	5.59%	5.66%	5.63%	5.66%
Efficiency Ratio:					
Noninterest Expense	$ 18,136	$ 18,941	$ 19,956	$ 20,238	$ 22,170
Less: Amortization Intangible Assets	(230)	(230)	(230)	(231)	(226)
Adjusted Noninterest Expense	$ 17,906	$ 18,711	$ 19,726	$ 20,007	$ 21,944
Net Interest Income	$ 30,208	$ 32,452	$ 34,091	$ 35,687	$ 36,647
Noninterest Income	2,079	3,627	2,061	3,148	9,564
Less: (Gain) Loss on Sales of Securities	(1)	(474)	(59)	(80)	(7,251)
Adjusted Operating Revenue	$ 32,286	$ 35,605	$ 36,093	$ 38,755	$ 38,960
Efficiency Ratio	55.5%	52.6%	54.7%	51.6%	56.3%
Adjusted Efficiency Ratio:					
Noninterest Expense	$ 18,136	$ 18,941	$ 19,956	$ 20,238	$ 22,170
Less: Amortization Intangible Assets	(230)	(230)	(230)	(231)	(226)
Less: Merger-related Expenses	(565)	(540)	(530)	(346)	-
Less: FHLB Advance Prepayment/Debt Redepmption Loss	-	-	-	-	(982)
Adjusted Noninterest Expense	$ 17,341	$ 18,171	$ 19,196	$ 19,661	$ 20,962
Net Interest Income	$ 30,208	$ 32,452	$ 34,091	$ 35,687	$ 36,647
Noninterest Income	2,079	3,627	2,061	3,148	9,564
Less: (Gain) Loss on Sales of Securities	(1)	(474)	(59)	(80)	(7,251)
Less: FHLB Advance Prepayment Income	-	(301)	-	-	-
Adjusted Operating Revenue	$ 32,286	$ 35,304	$ 36,093	$ 38,755	$ 38,960
Adjusted Efficiency Ratio	53.7%	51.5%	53.2%	50.7%	53.8%
Adjusted Noninterest Expense to Average Assets:					
Noninterest Expense	$ 18,136	$ 18,941	$ 19,956	$ 20,238	$ 22,170
Less: Merger-related Expenses	(565)	(540)	(530)	(346)	-
Less: FHLB Prepayment Penalty	-	-	-	-	(982)
Adjusted Noninterest Expense	$ 17,571	$ 18,401	$ 19,426	$ 19,892	$ 21,188
Average Assets	$ 5,071,446	$ 5,162,182	$ 5,372,443	$ 5,438,555	$ 5,242,761
Adjusted Noninterest Expense to Average Assets (ann.)	1.41%	1.43%	1.43%	1.45%	1.64%

Dollars in thousands

25

26 Reconciliation of Non-GAAP Financial Measures Dollars in thousands March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Tangible Common Equity / Tangible Assets Total Shareholders' Equity $ 468,975 $ 476,282 $ 497,463 $ 517,095 $ 528,424 Less: Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Total Common Shareholders' Equity 402,461 409,768 430,949 450,581 461,910 Less: Intangible Assets (19,602) (19,372) (19,142) (18,912) (18,685) Tangible Common Equity $ 382,859 $ 390,396 $ 411,807 $ 431,669 $ 443,225 Total Assets $ 5,136,808 $ 5,296,673 $ 5,359,994 $ 5,407,002 $ 5,335,396 Less: Intangible Assets (19,602) (19,372) (19,142) (18,912) (18,685) Tangible Assets $ 5,117,206 $ 5,277,301 $ 5,340,852 $ 5,388,090 $ 5,316,711 Tangible Common Equity / Tangible Assets 7.48% 7.40% 7.71% 8.01% 8.34% Return on Average Tangible Common Equity Net Income Available to Common Shareholders $ 8,620 $ 10,506 $ 10,588 $ 12,320 $ 16,393 Average Shareholders' Equity $ 465,408 $ 471,700 $ 485,869 $ 509,655 $ 524,825 Less: Average Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Average Common Equity 398,894 405,186 419,355 443,141 458,311 Less: Effects of Average Intangible Assets (19,738) (19,504) (19,274) (19,042) (18,816) Average Tangible Common Equity $ 379,156 $ 385,682 $ 400,081 $ 424,099 $ 439,495 Return on Average Tangible Common Equity 9.22% 10.93% 10.50% 11.53% 15.13% As of and for the quarter ended, March 31, 2025 June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 Adjusted Diluted Earnings Per Common Share Net Income Available to Common Shareholders $ 8,620 $ 10,506 $ 10,588 $ 12,320 $ 16,393 Add: Merger-related Expenses 565 540 530 346 - Add: FHLB Prepayment Penalties - - - - 982 Less: FHLB Advance Prepayment Income - (301) - - - Less: (Gain) Loss on Sales of Securities (1) (474) (59) (80) (7,251) Total Adjustments 564 (235) 471 266 (6,269) Less: Tax Impact of Adjustments (135) 56 (110) (59) 1,492 Adjusted Net Income Available to Common $ 9,049 $ 10,327 $ 10,949 $ 12,527 $ 11,616 Diluted Weighted Average Shares Outstanding 28,036,506 27,998,008 28,190,406 28,354,756 28,490,176 Adjusted Diluted Earnings Per Common Share $ 0.32 $ 0.37 $ 0.39 $ 0.44 $ 0.41 Adjusted Return on Average Assets Net Income $ 9,633 $ 11,520 $ 11,601 $ 13,334 $ 17,406 Add: Total Adjustments 564 (235) 471 266 (6,269) Less: Tax Impact of Adjustments (135) 56 (110) (59) 1,492 Adjusted Net Income $ 10,062 $ 11,341 $ 11,962 $ 13,541 $ 12,629 Average Assets $ 5,071,446 $ 5,162,182 $ 5,372,443 $ 5,438,555 $ 5,242,761 Adjusted Return on Average Assets 0.80% 0.88% 0.88% 0.99% 0.98% Adjusted Return on Average Tangible Common Equity Adjusted Net Income Available to Common Shareholders $ 9,049 $ 10,327 $ 10,949 $ 12,527 $ 11,616 Average Tangible Common Equity $ 379,156 $ 385,682 $ 400,081 $ 424,099 $ 439,495 Adjusted Return on Average Tangible Common Equity 9.68% 10.74% 10.86% 11.72% 10.72% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures

Bridgewater Bancshares, Inc.

Tangible Book Value Per Share	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
	As of and for the quarter ended,									
Book Value Per Common Share	$ 4.69	$ 4.91	$ 5.23	$ 5.43	$ 5.56	$ 6.62	$ 6.85	$ 7.01	$ 7.34	$ 7.70
Less: Effects of Intangible Assets	(0.16)	(0.16)	(0.16)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.53	$ 4.75	$ 5.07	$ 5.27	$ 5.40	$ 6.49	$ 6.73	$ 6.89	$ 7.22	$ 7.58
Total Common Shares	24,589,861	24,589,861	24,589,861	24,629,861	24,679,861	30,059,374	30,059,374	30,059,374	30,097,274	30,097,674

Tangible Book Value Per Share	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
	As of and for the quarter ended,									
Book Value Per Common Share	$ 7.90	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33	$ 10.73
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 7.78	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.21	$ 10.62
Total Common Shares	28,986,729	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777	28,066,822

Tangible Book Value Per Share	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
	As of and for the quarter ended,									
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47	$ 12.94	$ 13.30
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37	$ 12.84	$ 13.20
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505	27,748,965	27,589,827

Tangible Book Value Per Share	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026
	As of and for the quarter ended,							
Book Value Per Common Share	$ 13.63	$ 14.06	$ 14.21	$ 14.60	$ 14.92	$ 15.62	$ 16.23	$ 16.60
Less: Effects of Intangible Assets	(0.10)	(0.10)	(0.72)	(0.71)	(0.71)	(0.69)	(0.68)	(0.67)
Tangible Book Value Per Common Share	$ 13.53	$ 13.96	$ 13.49	$ 13.89	$ 14.21	$ 14.93	$ 15.55	$ 15.93
Total Common Shares Outstanding	27,348,049	27,425,690	27,552,449	27,560,150	27,470,283	27,584,732	27,759,970	27,832,867

27